UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

Estrella Immunopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40608	86-1314502
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

5858 Horton Street, Suite 370 Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

(510) 318-9098

(Registrant’s telephone number, including area code)

TradeUP Acquisition Corp.

437 Madison Avenue, 27th Floor,

New York, New York 10022

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ESLA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	ESLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) of Estrella Immunopharma, Inc. (the “Company”) is being filed to amend the Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on October 5, 2023 (the “Original Report”). The Original Report was filed in connection with the consummation of the business combination on September 29, 2023, pursuant to which Tradeup Merger Sub Inc., a wholly-owned subsidiary of TradeUP Acquisition Corp. (“UPTD”), merged with and into Estrella Biopharma, Inc. (“Estrella”), with Estrella surviving as a wholly-owned subsidiary of UPTD and UPTD changing its name to Estrella Immunopharma, Inc. (the “Business Combination”).

The purpose of this Amendment is solely to add additional information under Item 5.03 of the Original Report that, effective as of the closing of the Business Combination on September 29, 2023, the Company changed its fiscal year end from December 31 to June 30, the fiscal year end of Estrella, the accounting acquirer in the Business Combination. This Amendment does not modify or delete the information included under Item 5.03 of the Original Report or any other information included in the Original Report, but rather supplements Item 5.03 of the Original Report with additional information. This Amendment should be read in conjunction with the Original Report and the information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of the closing date of the Business Combination on September 29, 2023, the Company’s fiscal year end changed from December 31 to June 30. This change aligns the Company’s fiscal year and financial reporting periods with that of Estrella, the accounting acquirer in the Business Combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Estrella Immunopharma, Inc.

	By:	/s/ Cheng Liu
	Name:	Dr. Cheng Liu
	Title:	Chief Executive Officer

Date: November 14, 2023

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